UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2015

CHAMBERS STREET PROPERTIES

(Exact name of registrant as specified in its charter)

Maryland	001-35933	56-2466617
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

47 Hulfish Street, Suite 210
Princeton, NJ	08542
(Address of Principal Executive Offices)	(Zip Code)

609-683-4900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.                Submission of Matters to a Vote of Security Holders.

At the annual meeting of shareholders of Chambers Street Properties (the “Company”) held on December 15, 2015 (the “Annual Meeting”), shareholders holding 220,978,636 common shares of beneficial interest, par value $0.01 (the “Common Shares”) (being the only class of shares entitled to vote at the meeting), or 93.3%, of the Company’s 236,855,738 outstanding Common Shares as of the record date for the meeting, attended the meeting or were represented by proxy.  The Company’s shareholders voted on five matters presented at the meeting, each of which is discussed in more detail in the Company’s definitive proxy statement mailed to shareholders of the Company on or around October 30, 2015, and which received the requisite number of votes to pass.  The matters submitted for a vote and the related results of the shareholders’ votes at the Annual Meeting were as follows:

Proposal No. 1: Share Issuance

The shareholders approved the issuance of Common Shares in connection with the proposed merger of Gramercy Property Trust Inc., a Maryland corporation (‘‘Gramercy’’) with and into Columbus Merger Sub, LLC, a Maryland limited liability company and indirect wholly owned subsidiary of the Company (“Merger Sub”), with Merger Sub continuing as the surviving entity, pursuant to which each outstanding share of Gramercy common stock will be converted into the right to receive 3.1898 newly issued Common Shares, with the votes as follows:

	For	Against	Abstentions	Broker Non-Votes
Total Common Shares	132,497,093	22,968,773	2,064,768	63,448,002

Proposal No. 2: Election of Trustees

Five trustees were elected for terms expiring in 2016, with the votes as follows:

Trustee	For	Withheld	Broker Non-Votes
Charles E. Black	148,136,576	9,394,058	63,448,002
James L. Francis	148,138,406	9,392,228	63,448,002
James M. Orphanides	148,140,812	9,389,822	63,448,002
Martin A. Reid	145,867,692	11,662,942	63,448,002
Louis P. Salvatore	148,136,498	9,394,136	63,448,002

Proposal No. 3: Non-Binding, Advisory Vote on Executive Compensation

The shareholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers, with the votes as follows:

	For	Against	Abstentions	Broker Non-Votes
Total Common Shares	134,547,837	19,678,890	3,303,907	63,448,002

Proposal No. 4: Ratification of Selection of Independent Registered Public Accounting Firm

The shareholders ratified the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015, with the votes as follows:

	For	Against	Abstentions	Broker Non-Votes
Total Common Shares	217,280,855	2,135,517	1,562,264	N/A

Proposal No. 5: Adjournment of the Annual meeting

The shareholders voted to adjourn the Annual Meeting, if necessary or appropriate, to solicit additional proxies in favor of the proposals if there were insufficient votes at the time of such adjournment to approve each of the proposals described above, with the votes as follows:

	For	Against	Abstentions	Broker Non-Votes
Total Common Shares	183,965,320	33,847,581	3,165,735

No other proposals were submitted to a vote of the Company’s common shareholders at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 15, 2015

CHAMBERS STREET PROPERTIES

	By:	/s/ HUGH S. O’BEIRNE
	Name:	Hugh S. O’Beirne, Esq.
	Title:	Executive Vice President, Chief Legal Officer, General Counsel and Secretary